ICON FUND

                            AN ENCOURAGING FIRST YEAR
                             DURING TURBULENT TIMES

[GRAPHIC]

2001 ANNUAL REPORT

FUND ANALYSIS AND SCHEDULE OF INVESTMENTS                               5
FINANCIAL STATEMENTS                                                   10
FINANCIAL HIGHLIGHTS                                                   13
NOTES TO FINANCIAL STATEMENTS                                          14
REPORT OF INDEPENDENT ACCOUNTANT                                       16

                                                  Meridian Investment Management
                                           Corporation serves as the Adviser for
                                                                  the ICON Fund.

                               2001 ANNUAL REPORT

AN ENCOURAGING FIRST YEAR

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DEAR ICON FUND SHAREHOLDERS AND ADVISERS:

The ICON Fund was opened October 12, 2000 in response to requests from investment advisers who wanted access to Meridian's sector allocation money management system in a mutual fund. Consistent with Meridian's approach to managing private accounts, the ICON Fund follows a valuation methodology. Our industry rotation approach permits us to tilt toward our favorite industries and sectors in an effort to capture market themes. Our methodology dictates that the ICON Fund portfolio will change sectors from time to time, and within each sector, will change industries from time to time. Our system utilizes a "bottom up" analysis based on valuation. It does not take positions based on political guesswork or macro economic forecasts like managers who employ a "top down" methodology.

Our investment process follows a disciplined quantitative valuation methodology. We evaluate whether industries are over-priced or under-priced relative to our estimate of intrinsic value, based upon a review of individual stocks in each industry. Industries that are over-priced according to our system are sold and replaced with industries presenting good buying opportunities. We believe that under-priced industries have the potential to become market leaders, while over-priced industries are destined to relinquish their leadership role.

A PORTFOLIO BASED ON POTENTIAL, NOT POPULARITY

When the Fund opened last October, it was heavily positioned in the Financial and Healthcare sectors and consumer staples issues. We did not buy mainline stocks from the Information Technology sector

[PHOTO OF CRAIG T. CALLAHAN, D.B.A. TRUSTEE, CHIEF INVESTMENT OFFICER OF THE
 ADVISER]

                      LETTER TO SHAREHOLDERS AND ADVISERS

because they still appeared to be over-priced. When the Federal Reserve shocked the market in early January 2001 by announcing a fifty basis point reduction in the Federal Funds rate between scheduled meetings, we began a rotation. We bought consumer, cyclical, technology and industrial issues that had declined in 2000 and which appeared to us to be bargains in early 2001. We sold financial, healthcare and food issues that our system told us had become fully priced.

Our system integrates the concept that it is normal for the market to lead the economy at turning points. The portfolio responded to the market advance in April and May as consumer, cyclical, technology and industrial issues led the way. We believe that during this time the market was anticipating a recovery in the future--well before the economy revealed other tangible evidence of that recovery.

STANDING FAST AMID UNCERTAINTY

Three weeks before the end of the ICON Fund's fiscal year, the September 11 terrorist attacks in New York City, Washington, D.C., and Pennsylvania shocked the market. When the market re-opened one week after the attacks, there was an immediate sell-off. Consumer, leisure and travel related, and cyclical issues suffered significant losses. At that time, our valuation readings suggested those issues were back on sale, presenting further buying opportunities. Investors were pricing stocks as though the economic fallout from the attack would delay the economic recovery by perhaps six months, or conceivably propel the economy into recession.

Consistent with our disciplined quantitative valuation methodology, we have generally maintained the positions we held prior to the September attacks. We have made some purchases of stocks that appeared to be further discounted relative to fair value after the attacks.

Despite the political and economic uncertainty of these times, we remain confident in our quantitative valuation methodology. With our value approach, we buy what is on sale and try to capture the industry leadership that emerges. As our economy recovers from setbacks resulting from the terrorist attacks, our system views the market as similar to last spring. Consumer, cyclical and industrial issues again appear to present good buying opportunities.

Our system dictates against trying to speculate about what will happen in the battles against terrorism. Our disciplined quantitative system is designed to take advantage of what the economy gives to us. We sell industries that our system shows to be over-priced, and buy ones that appear to be on sale. In times of great uncertainty, we believe it is especially important to stick with our quantitative valuation system, and to avoid the temptation to let emotion or conjecture interfere with disciplined methodology.

Very truly yours

/s/ Craig Callahan

Craig Callahan D.B.A.
Trustee, Chief Investment
Officer of the Adviser

                    FUND ANALYSIS AND SCHEDULE OF INVESTMENTS

PORTFOLIO PROFILE                               SEPTEMBER 30, 2001
Equities                                        94.7%
Top 10 Equity Holdings (% of Net Assets)        18.5%
Number of Stocks                                89
Cash & Cash Equivalents                          5.4%

TOP 10 EQUITY HOLDINGS                          SEPTEMBER 30, 2001
Johnson Controls Inc                             2.3%
Applebees Intl Inc                               2.0%
Elcor Corp                                       1.9%
Anixter Intl Inc                                 1.9%
United Stationers Inc                            1.8%
Lancaster Colony Corp                            1.8%
Watsco Inc                                       1.8%
R R Donnelley & Sons Co                          1.7%
Banta Corp                                       1.7%
American Standard Companies                      1.6%

TOP TEN INDUSTRIES                              SEPTEMBER 30, 2001
Restaurants                                      6.0%
Specialty Stores                                 5.5%
Building Products                                5.3%
Auto Parts & Equipment                           4.6%
Construction & Farm Machinery                    3.8%
Semiconductors                                   3.7%
Commercial Printing                              3.5%
Semiconductor Equipment                          3.3%
Electronic Equipment & Instruments               3.2%
Computer & Electronics Retail                    3.2%

                              PERFORMANCE OVERVIEW*

                                                          ICON FUND           S&P SUPERCOMPOSITE
                                                        CLASS I SHARE            1500 INDEX(1)
                                                       ---------------        ------------------
GROWTH OF $10,000 SINCE INCEPTION                       $   10,040                $   8,037

*CUMULATIVE RETURN SINCE INCEPTION                            0.40%                  -19.63%

*AVERAGE ANNUAL RETURN SINCE INCEPTION                         N/A                      N/A
     ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01
THE OFFERING OF I SHARES COMMENCED OCTOBER 12, 2000


LIFE OF THE FUND VALUE OF $10,000  INVESTMENT SINCE FUND INCEPTION (OCTOBER 12,
2000) VERSUS FUND BENCHMARK.


                            ICON FUND          S&P SUPERCOMPOSITE
                          CLASS C SHARE          1500 INDEX(1)
                          -------------        ------------------
  11/28/00                    $10,000                $10,000
  12/31/00                    $11,840                $ 9,961
   3/31/01                    $10,780                $ 8,800
   6/30/01                    $12,630                $ 9,378
   9/30/01                    $ 9,980                $ 7,981

PERFORMANCE OVERVIEW*

                                                          ICON FUND           S&P SUPERCOMPOSITE
                                                        CLASS C SHARE            1500 INDEX(1)
                                                       ---------------        ------------------
GROWTH OF $10,000 SINCE INCEPTION                        $  9,980                  $  7,981

*CUMULATIVE RETURN SINCE INCEPTION                          -0.20%                   -20.19%

*AVERAGE ANNUAL RETURN SINCE INCEPTION                        N/A                       N/A
     ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01
THE OFFERING OF C SHARES COMMENCED NOVEMBER 28, 2000

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (NOVEMBER 28,
2000) VERSUS FUND BENCHMARK.

                            ICON FUND          S&P SUPERCOMPOSITE
                          CLASS C SHARE          1500 INDEX(1)
                          -------------        ------------------
  11/28/00                    $10,000                $10,000
  12/31/00                    $11,840                $ 9,961
   3/31/01                    $10,780                $ 8,800
   6/30/01                    $12,630                $ 9,378
   9/30/01                    $ 9,980                $ 7,981

(1)THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.
----------
 * FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. Because the Fund has been in existence for less than one year as of the date of this report, no average annual return data is available. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

   A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

   FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

   Data Source: Bloomberg.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

Shares or Principal Amount             Market Value
COMMON STOCKS 94.7%
ALUMINUM 0.9%
  8,300   Alcoa Inc                     $ 257,383
  -----------------------------------------------
Total Aluminum                            257,383

DIVERSIFIED METALS & MINING 1.1%
 16,300   Stillwater Mining Co (a)        327,956
  -----------------------------------------------
Total Diversified Metals & Mining         327,956

SPECIALTY CHEMICALS 2.2%
 12,300   Albemarle Corp                  232,470
  7,800   OM Group Inc                    429,000
  -----------------------------------------------
Total Specialty Chemicals                 661,470

STEEL 1.0%
  7,200   Nucor Corp                      285,840
  -----------------------------------------------
Total Steel                               285,840

AIRLINES 1.8%
 13,600   Atlantic Coast Airline
          Hldg, Inc (a)                   180,880
 21,600   Skywest Inc                     361,152
  -----------------------------------------------
Total Airlines                            542,032

BUILDING PRODUCTS 5.3%
  8,400   American Standard
          Companies (a)                   462,000
 26,600   Elcor Corp                      572,698
 40,400   Watsco Inc                      528,836
  -----------------------------------------------
Total Building Products                 1,563,534

COMMERCIAL PRINTING 3.5%
 18,400   Banta Corp (a)                  512,808
 19,000   R R Donnelley & Sons Co (a)     513,950
  -----------------------------------------------
Total Commercial Printing               1,026,758

CONSTRUCTION & ENGINEERING 1.3%
 17,400   URS Corp (a)                    400,200
  -----------------------------------------------
Total Construction & Engineering          400,200

CONSTRUCTION & FARM MACHINERY 3.8%
 29,500   Astec Indus Inc (a)             383,795
 14,700   Navistar Intl Corp (a)          415,275
  6,700   Paccar Inc                      328,769
  -----------------------------------------------
Total Construction & Farm Machinery     1,127,839

OFFICE SERVICES & SUPPLIES 1.8%
 18,100   United Stationers Inc (a)       540,647
  -----------------------------------------------
Total Office Services & Supplies          540,647

RAILROADS 0.8%
  9,100   Burlington Northern
          Santa Fe Corp                   243,425
  -----------------------------------------------
Total Railroads                           243,425

TRUCKING 2.2%
  8,000   US Freightways Corp             250,720
 23,900   Werner Enterprises Inc          399,608
  -----------------------------------------------
Total Trucking                            650,328

APPAREL & ACCESSORIES 0.7%
 14,000   Fossil Inc (a)                $ 219,940
  -----------------------------------------------
Total Apparel & Accessories               219,940

APPAREL RETAIL 1.4%
 14,000   Ross Stores Inc                 409,500
  -----------------------------------------------
Total Apparel Retail                      409,500

AUTO PARTS & EQUIPMENT 4.6%
 20,000   Dana Corp                       312,000
 10,300   Johnson Controls Inc            671,972
 11,500   Superior Indus Intl (a)         381,915
  -----------------------------------------------
Total Auto Parts & Equipment            1,365,887

AUTOMOBILE MANUFACTURERS 1.5%
 25,000   Coachmen Industries Inc         225,000
  5,500   General Motors Corp             235,950
  -----------------------------------------------
Total Automobile Manufacturers            460,950

COMPUTER & ELECTRONICS RETAIL 3.2%
  7,200   Best Buy Co Inc (a)             327,240
 11,200   CDW Computer Centers Inc (a)    405,216
 17,800   Circuit City Stores Circuit
          City Group                      213,600
  -----------------------------------------------
Total Computer & Electronics Retail       946,056

CONSUMER ELECTRONICS 0.9%
  8,000   Harman Intl Indus Inc           268,000
  -----------------------------------------------
Total Consumer Electronics                268,000

DEPARTMENT STORES 0.8%
  7,000   Sears Roebuck & Co              242,480
  -----------------------------------------------
Total Department Stores                   242,480

HOME FURNISHINGS 1.9%
 15,000   La-Z-Boy Inc                    236,850
  8,700   Mohawk Indus Inc (a)            319,725
  -----------------------------------------------
Total Home Furnishings                    556,575

HOMEBUILDING 0.7%
  7,000   Toll Bros Inc (a)               207,690
  -----------------------------------------------
Total Homebuilding                        207,690

HOUSEHOLD APPLIANCES 1.8%
  8,900   Maytag Corp                     219,296
  5,800   Whirlpool Corp                  321,030
  -----------------------------------------------
Total Household Appliances                540,326

HOUSEWARES & SPECIALTIES 2.8%
 19,000   Lancaster Colony Corp           532,190
  9,000   Libbey Inc (a)                  290,250
  -----------------------------------------------
Total Housewares & Specialties            822,440

PHOTOGRAPHIC PRODUCTS 0.9%
  8,500   Eastman Kodak Co                276,505
  -----------------------------------------------
Total Photographic Products               276,505

                                       7

Shares or Principal Amount             Market Value
SPECIALTY STORES 5.5%
 18,000   Aaron Rents Inc (a)           $ 279,000
 12,000   Copart Inc (a)                  336,120
 14,000   Cost Plus Inc (a)               257,040
 20,600   Linens `N Things Inc (a)        382,748
 18,000   Regis Corp                      377,280
  -----------------------------------------------
Total Specialty Stores                  1,632,188

TIRES & RUBBER 1.0%
 20,000   Cooper Tire & Rubber            284,800
  -----------------------------------------------
Total Tires & Rubber                      284,800

CASINOS & GAMING 0.7%
  4,700   Anchor Gaming (a)               195,050
  -----------------------------------------------
Total Casinos & Gaming                    195,050

FOOD DISTRUBUTORS 0.8%
  8,600   Performance Food
          Group Co (a)                    245,358
  -----------------------------------------------
Total Food Distrubutors                   245,358

LEISURE PRODUCTS 2.3%
 14,600   Brunswick Corp                  240,462
 11,500   Polaris Indus Inc               441,370
  -----------------------------------------------
Total Leisure Products                    681,832

RESTAURANTS 6.0%
 19,550   Applebees Intl Inc (a)          576,725
  8,300   CEC Entertainment Inc (a)       283,030
 12,000   Darden Restaurants Inc (a)      315,000
 20,200   Ryan's Family Steak
          Houses Inc (a)                  345,824
  7,950   Sonic Corp (a)                  241,044
  -----------------------------------------------
Total Restaurants                       1,761,623

BIOTECHNOLOGY 1.5%
 31,400   Bio-Technology
          General Corp (a)                234,872
  2,400   Genzyme Corp-Genl
          Division (a)                    109,008
  4,700   IDEXX Laboratories Inc (a)      109,839
  -----------------------------------------------
Total Biotechnology                       453,719

HEALTH CARE DISTRIBUTORS & SERVICES 2.0%
  5,800   Express Scripts Inc (a)         320,856
  9,800   Lincare Holdings Inc (a)        260,386
  -----------------------------------------------
Total Health Care Distributors & Services 581,242

HEALTH CARE EQUIPMENT 0.5%
  3,300   Dentsply Intl Inc               151,602
  -----------------------------------------------
Total Health Care Equipment               151,602

HEALTH CARE SUPPLIES 1.2%
  7,400   Cooper Companies Inc            347,060
  -----------------------------------------------
Total Health Care Supplies                347,060

CONSUMER FINANCE 2.0%
 10,000   Americredit Corp (a)          $ 316,200
  9,000   MBNA Corp                       272,610
  -----------------------------------------------
Total Consumer Finance                    588,810

DIVERSIFIED FINANCIAL SERVICES 2.6%
  5,000   Alliance Capital Management
          Holding LP                      228,500
  4,900   Bear Stearns Companies Inc      245,049
  9,400   Eaton Vance Corp                294,690
  -----------------------------------------------
Total Diversified Financial Services      768,239

PROPERTY & CASUALTY INSURANCE 1.5%
  6,800   MGIC Investment Corp (a)        444,312
  -----------------------------------------------
Total Property & Casualty Insurance       444,312

APPLICATION SOFTWARE 2.1%
  7,000   Barra Inc (a)                   294,140
 14,000   Reynolds & Reynolds Class A     326,200
  -----------------------------------------------
Total Application Software                620,340

COMPUTER HARDWARE 0.9%
 14,700   Gateway Inc (a)                  80,115
  6,400   NCR Corp (a)                    189,760
  -----------------------------------------------
Total Computer Hardware                   269,875

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.2%
 23,000   Anixter Intl Inc (a)            569,940
 51,200   Methode Electronics
          Class A (a)                     386,560
  -----------------------------------------------
Total Electronic Equipment &
Instruments                               956,500
IT CONSULTING & SERVICES 0.5%
 12,500   American Management
          Systems (a)                     150,125
  -----------------------------------------------
Total IT Consulting & Services            150,125

NETWORKING EQUIPMENT 1.6%
 28,000   Adaptec Inc (a)                 220,080
 20,500   Cisco Systems Inc (a)           249,690
  -----------------------------------------------
Total Networking Equipment                469,770

OFFICE ELECTRONICS 1.4%
 11,000   Zebra Technologies Corp
          Class A (a)                     412,060
  -----------------------------------------------
Total Office Electronics                  412,060

SEMICONDUCTOR EQUIPMENT 3.3%
 12,800   Applied Materials Inc (a)       364,032
 23,300   Helix Technology Corp           378,392
 11,300   Teradyne Inc (a)                220,350
  -----------------------------------------------
Total Semiconductor Equipment             962,774

                                       8

Shares or Principal Amount             Market Value
SEMICONDUCTORS 3.7%
 15,100   Altera Corp (a)             $   247,338
 15,000   Cypress Semi-Conductor
          Corp (a)                        222,900
 17,000   Microchip Technology Inc (a)    455,600
  8,200   Qlogic Corp (a)                 155,800
  -----------------------------------------------
Total Semiconductors                    1,081,638

SYSTEMS SOFTWARE 0.9%
 10,000   Computer Associates
          Intl Inc (a)                    257,400
  -----------------------------------------------
Total Systems Software                    257,400

TELECOMMUNICATIONS EQUIPMENT 2.6%
 13,000   Commscope Inc (a)               232,310
 27,000   Inter-Tel Inc                   309,420
  4,500   Qualcomm Inc (a)                213,930
-----------------------------------------------
Total Telecommunications Equipment        755,660

Total Common Stocks
          (Cost $31,792,522)           28,015,738
  -----------------------------------------------

SHORT-TERM COMMERCIAL NOTES 5.4%
-------------------------------------------------

$858,384  American Family Demand Note
          2.32%    4/18/2002              858,384
-----------------------------------------------

728,545   Wisconsin Electric Demand Note
          2.32%    6/21/2002              728,545
-----------------------------------------------
Short Term Commercial Notes
           (Cost $1,586,929)            1,586,929
-----------------------------------------------
Total Investments 100.1%
           (Cost $33,379,451)          29,602,667
-----------------------------------------------

Liabilities less Other Assets (0.1%)      (17,550)
-----------------------------------------------
Net Assets 100.0%                     $29,585,117

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                       STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2001

ASSETS
Investments at cost                                                       $33,379,451
                                                                          -----------
Investments at value                                                       29,602,667
Receivables:
   Fund shares sold                                                           146,196
   Interest                                                                     2,767
   Dividends                                                                   13,255
                                                                          -----------
   Total Assets                                                            29,764,885

LIABILITIES
Payables:
   Fund shares redeemed                                                        91,987
   Advisory fee                                                                19,355
   Fund accounting, custodial and transfer agent fees                           9,122
   Administration fee                                                           1,290
   Accrued distribution expenses - I shares                                     5,280
   Accrued distribution expenses - C shares                                     5,281
   Accrued expenses                                                            47,453
                                                                          -----------
   Total Liabilites                                                           179,768
                                                                          -----------

Net Assets - all share classes                                            $29,585,117
                                                                          -----------

Net Assets - I shares                                                     $23,261,436
                                                                          -----------

Net Assets - C shares                                                     $ 6,323,681
                                                                          -----------

   Shares outstanding (unlimited shares authorized, no par value)
   I shares                                                                 2,316,272
   C shares                                                                   633,924
Net Asset Value (Offering price and redemption price per share)
   I shares                                                               $     10.04
   C shares                                                               $      9.98

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 12, 2000 THROUGH SEPTEMBER 30, 2001*

INVESTMENT INCOME:
   Interest                                                               $    64,503
   Dividends                                                                  239,937
   Foreign taxes withheld                                                        (198)
                                                                          -----------
Total investment income                                                       304,242
Expenses:
   Advisory fees                                                              191,174
   Distributions expenses:
     I shares                                                                  57,657
     C shares                                                                  24,271
   Fund accounting, custodial and transfer agent fees                          51,479
   Administration fees                                                         12,742
   Audit fees                                                                  17,500
   Legal fees                                                                   3,013
   Insurance expense                                                            1,000
   Trustee fees and expenses                                                    1,261
   Shareholder reports                                                         31,439
   Excise taxes                                                                 1,058
   Other expenses                                                              30,319
                                                                               ------

   Total expenses                                                             422,913
                                                                              -------

   Net investment income/(loss)                                              (118,671)
                                                                             --------

Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from investment transactions                       1,355,548
Change in net unrealized appreciation or depreciation on securities        (3,776,784)
                                                                           ----------
Net realized and unrealized gain/(loss) on investments                     (2,421,236)
                                                                           ----------
Net increase/(decrease) in net assets resulting from operations           $(2,539,907)

----------
* THE OFFERING OF I SHARES COMMENCED OCTOBER 12, 2000
* THE OFFERING OF C SHARES COMMENCED NOVEMBER 28, 2000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD OCTOBER 12, 2000 THROUGH SEPTEMBER 30, 2001*

OPERATIONS:

Net investment income/(loss)                                              $    (118,671)
Net realized gain/(loss) from investment transactions                         1,355,548
Change in net unrealized appreciation or depreciation on securities          (3,776,784)
                                                                          --------------
Net increase/(decrease) in net assets resulting from operations              (2,539,907)

FUND SHARE TRANSACTIONS:
Proceeds from sales of shares
   I shares                                                                  38,178,021
   C shares                                                                   8,019,295
Shares repurchased
   I shares                                                                 (13,556,167)
   C shares                                                                    (516,125)
                                                                          --------------
Net increase (decrease) from fund share transactions                        (32,125,024)
                                                                          --------------
Total net increase (decrease) in net assets                                  29,585,117

NET ASSETS:
Beginning of period                                                                   -
                                                                          --------------
End of period                                                             $  29,585,117
                                                                          --------------
NET ASSETS CONSIST OF:
Paid in capital                                                           $  32,358,402
Accumulated undistributed net realized gain/(loss) from investments           1,003,499
Unrealized appreciation/(depreciation) on securities                         (3,776,784)
                                                                          --------------
Net Assets                                                                $  29,585,117
                                                                          --------------

TRANSACTIONS IN FUND SHARES:
Shares sold
   I shares                                                                   3,524,839
   C shares                                                                     683,578
Shares repurchased
   I shares                                                                  (1,208,567)
   C shares                                                                     (49,654)
                                                                          --------------
Net increase/(decrease)                                                      (2,950,196)
                                                                          --------------
Shares outstanding beginning of period                                                -
                                                                          --------------
Shares outstanding end of period                                              2,950,196

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                                    $  62,633,099
Proceeds from sales of securities                                            32,194,874

----------
* THE OFFERING OF I SHARES COMMENCED OCTOBER 12, 2000
* THE OFFERING OF C SHARES COMMENCED NOVEMBER 28, 2000


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED

                                                                   I SHARE             C SHARE
                                                                FOR THE PERIOD      FOR THE PERIOD
                                                               OCTOBER 12, 2000    NOVEMBER 28, 2000
                                                                (INCEPTION) TO      (INCEPTION) TO
                                                              SEPTEMBER 30, 2001  SEPTEMBER 30, 2001
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $      10.00             $  10.62
Income from investment operations:
   Net investment income (loss)(x)                                       (0.05)               (0.10)
Net gains (losses) on securities (both realized and unrealized)           0.09                (0.54)
                                                                  ------------             --------
Total from investment operations                                          0.04                (0.64)
                                                                  ------------             --------
Net asset value, end of period                                    $      10.04             $   9.98
                                                                  ------------             --------

Total return(b)                                                           0.40%               (0.20%)
Net assets, end of period (in thousands)                          $     23,261             $  6,324
Average net assets for the period (in thousands)                  $     23,802             $  2,920
Ratio of expenses to average net assets*                                  1.60%                2.23%
Ratio of net investment income to average net assets*                    (0.36%)              (1.24%)
Portfolio turnover rate(a)                                              124.61%              124.61%

----------
* ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD
(a) PORTFOLIO TURNOVER IS CALCULATED AT THE FUND LEVEL AND THEREFORE REPRESENTS THE PERIOD OCTOBER 12, 2000 (INCEPTION) TO SEPTEMBER 30, 2001.
(b) SINCE THE FUND HAS BEEN IN EXISTENCE FOR LESS THAN ONE YEAR, THERE IS NO ANNUAL TOTAL RETURN CALCULATION.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Fund (the "Fund") commenced operations on October 12, 2000 and offers two share classes, I Shares (inception October 12, 2000) and C Shares (inception November 28, 2000). The Fund is part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). There are fourteen other active funds within the Trust. Those funds are covered by a separate prospectus and annual report. The Fund is an open-end, diversified management investment company and is authorized to issue an unlimited number of no par shares. The investment objective of the Fund is to provide long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of it's financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, "Audits of Investment Companies", was issued and effective for fiscal years beginning after December 15, 2000. The Fund has determined that the impact on the Financial Statements, resulting from the addition of this new standard will be insignificant.

INVESTMENT VALUATION.

The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Fund's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price, or if such a sales price is lacking, its last bid price. The market value of individual securities held by the Fund is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities with remaining maturities of sixty days or less or a demand feature for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INCOME TAXES.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

EXPENSES.

Each class bears expenses incurred specifically on its behalf (distribution fees) and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses, which cannot be attributable to a specific Fund in the Trust, are apportioned between all Funds in the Trust, based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

As the Fund's investment adviser, Meridian Investment Management Corporation ("MIMCO") receives a monthly fee that is computed daily at an annual rate of 0.75% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

Firstar Bank N.A. ("Firstar") and Firstar Mutual Fund Services, LLC provide domestic custodial services, transfer agent services and fund accounting for the Fund. The Fund pays a fee for transfer agent and custody services at an annual rate of 0.055% on the Trust's first $500 million of average daily net assets, 0.05% on the next $500 million of average daily net assets, and 0.03% on the balance of average daily net assets. The Fund pays a minimum fee for fund accounting of $37,500 on the first $100 million of average daily net assets, 0.0125% on the next $200 million and .0075% on the balance. The Fund also pays for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 plan ("12b-1 fee") which allows the Fund to pay distribution fees to Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of its shares. The C share shareholders pay an annual 12b-1 and service fees of 1% of average daily net assets. The I share shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the period October 12, 2000 (inception) to September 30, 2001 (for Class I shares) and November 28, 2000 (inception) to September 30, 2001 (for Class C shares) the total amounts paid to MCC were $71,367.

ADMINISTRATIVE SERVICES

The Fund has entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and/or trustees of the Trust and MCC.

The distributor for the Fund, Meridian Clearing Corp., is an affiliate of the adviser.

3. FEDERAL INCOME TAX.

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, capital loss carry forwards and deemed distributions on redemptions.

Differences identified in the period ended September 30, 2001 have been reclassified among the components of net assets as follows:

 UNDISTRIBUTED              UNDISTRIBUTED
NET INVESTMENT               NET REALIZED                PAID-IN
    INCOME                GAINS AND LOSSES               CAPITAL

   $118,671                  $(352,049)                  $233,378

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2001 are as follows:

                 FEDERAL TAX     UNREALIZED       UNREALIZED      NET APPRECIATION
                    COST        APPRECIATION    (DEPRECIATION)     (DEPRECIATION)
                 $33,379,451     $1,309,107      $(5,085,891)       $(3,776,784)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the ICON Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICON Fund (one of the portfolios constituting the ICON Funds, hereafter referred to as the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period October 12, 2000 (commencement of operations) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
November 5, 2001

[ICON FUNDS LOGO]

FOR MORE INFORMATION ON ICON FUNDS,
CONTACT US AT:

Toll-Free:    (800) 764-0442
Facsimile:    (303) 790-8246
5299 DTC Boulevard, Suite 1200
Greenwood Village, Colorado 80111

DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD

(C)2001 ICON Funds      11/29/01

 We are moving. Effective December 24, 2001 we will be at the address shown above. Until then, you can contact us at 12835 E. Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112. Our telephone and fax numbers will remain the same.